UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2014 (September 16, 2014)

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

632 Broadway, New York, New York 10012
(Address of Principal Executive Offices, including zip code)

212 651 8500
(Registrant’s telephone number, including area code)

(Former name, former address, if changed since last report)

Mirror Me, Inc.
1455 Kettner Blvd., #305
San Diego, CA 92101
(562) 618-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2014, Twinlab Consolidated Holdings, Inc., a Nevada corporation formerly known as Mirror Me, Inc. (the “Company”), TCC MERGER CO (“Sub Co”), a Delaware corporation and wholly-owned subsidiary of the Company, and Twinlab Consolidation Corporation (“TCC”), a Delaware corporation, entered into a First Amendment to Agreement and Plan of Merger amending the Agreement and Plan of Merger dated September 4, 2014 (as amended, the “Merger Agreement”).  The Merger Agreement provides for the merger of Sub Co with and into TCC (the “Merger”), with TCC surviving the Merger as a wholly-owned subsidiary of the Company.  See Item 9.01.

Item 8.01 – Other Events

The Merger closed on September 16, 2014. As a result of the closing of the Merger, the Company has become a holding company and its main focus has been redirected to the operations of TCC. The Company now owns, through the acquired companies, all of the assets, liabilities and operations of TCC and its subsidiaries, which manufacture and market high-quality, science-based nutritional supplements.  On September 17, 2014, the Company disseminated a press release announcing the closing of the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Exhibit Description
2.1	Agreement and Plan of Merger – Dated September 4, 2014 (incorporated by reference to Exhibit 2.1 of Form 8-K filed on September 4, 2014).
2.1.1	First Amendment to Agreement and Plan of Merger – Dated September 16, 2014.
99.2	Press Release – Dated September 17, 2014

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLABS CONSOLIDATED HOLDINGS, INC.

By: /Thomas A. Tolworthy
Thomas A. Tolworthy, President & Chief Executive Officer

Date: September 17, 2014

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger – Dated September 4, 2014 (incorporated by reference to Exhibit 2.1 of Form 8-K filed on September 4, 2014).
2.1.1	First Amendment to Agreement and Plan of Merger – Dated September 16, 2014.
99.2	Press Release – Dated September 17, 2014

EXHIBIT 2.1.1

FIRST AMENDMENT TO
AGREEMENT AND PLAN OF MERGER

FIRST AMENDMENT, dated September 16, 2014 (the “Amendment”), to Agreement and Plan of Merger, dated as of September 4, 2014 (the “Merger Agreement”), by and among Twinlab Consolidated Holdings, Inc. (“Parent”), TCC MERGER CO (“Merger Sub”) and Twinlab Consolidation Corporation (the “Company”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

WHEREAS, Parent, Merger Sub and the Company have previously entered into the Merger Agreement;

WHEREAS, Section 1.3 of the Merger Agreement provides that the Closing shall take place on September 15, 2014;

WHEREAS, the parties to the Merger Agreement deem it in their best interests that the Closing be held on such date as is mutually agreeable;

WHEREAS, Section 1.9(a) of the Merger Agreement provides that at least three (3) Business Days prior to the anticipated Effective Time, the Exchange Agent shall mail to each holder of record of Company Common Stock and Company Preferred Stock, the Company Letter of Transmittal;

WHEREAS, the parties to the Merger Agreement deem it in their best interests that the time period for the mailing of the Company Letter of Transmittal be revised;

WHEREAS, the Company has issued a warrant to purchase 5,592,105 shares of Company Common Stock to David L. Van Andel (the “Warrant”);

WHEREAS, Section 4(e) of the Warrant requires that Parent assume the Company’s obligations under the Warrant and, upon exercise of the Warrant, issue shares of Parent Common Stock to the holder of the Warrant;

WHEREAS, Parent is willing to assume the obligations of the Company pursuant to the Warrant;

WHEREAS, the Company has adopted and implemented the Twinlab Consolidation Corporation 2013 Stock Incentive Plan (the “2013 Plan”);

WHEREAS, the Company deems it in the best interests of the Company and the participants in the 2013 Plan that Parent assume and adopt the Company’s obligation under the 2013 Plan; and

WHEREAS, Parent is willing to assume and adopt the Company’s obligations under the 2013 Plan.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Amendment to Section 1.3.  Section 1.3 of the Merger Agreement is hereby amended by deleting the words “on September 15, 2014” in the first full sentence thereof and replacing such words with the following language: “on such date as the parties agree.”

2. Amendment to Section 1.9(a).  Section 1.9(a) of the Merger Agreement is hereby amended by deleting the words “At least three (3) Business Days” in the first sentence thereof and replacing such words with the following language: “On or”.

3. Amendment to ARTICLE V.   ARTICLE V of the Merger Agreement is hereby amended by adding the following language as and for Section 5.12 thereto:

“Section 5.12 Assumption of Warrant. On or promptly after the Effective Time, Parent will assume the obligations of the Company under the Warrant, dated September 5, 2014, issued by the Company to David L. Van Andel.”

4. Amendment to ARTICLE V.   ARTICLE V of the Merger Agreement is hereby amended by adding the following language as and for Section 5.13 thereto:

“Section 5.13 Assumption of Stock Incentive Plan. On or promptly after the Effective Time, Parent will assume and adopt the obligations of the Company under the Twinlab Consolidation Corporation 2013 Stock Incentive Plan.”

5. Table of Contents.  The Table of Contents to the Merger Agreement is hereby amended to reflect the addition of new Sections 5.12 and 5.13 as provided for in Paragraphs 3 and 4 hereof.

6. Agreement.  Except as expressly amended and modified by this Amendment, the terms and conditions of the Merger Agreement are unaffected and remain in full force and effect.

7. Governing Law.  This Amendment shall be governed by, interpreted and enforced in accordance with the laws of the State of New York, without regard to choice or conflict of laws principles that would defer to the substantive laws of any other jurisdiction.

8. Counterparts.  This Amendment may be executed and delivered (including by fax or other electronic transmission) in counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

TWINLAB CONSOLIDATED HOLDINGS, INC.

By: /s/ Luz Vazquez
                       Luz Vazquez
                       President

TCC MERGER CO

By: /s/ Luz Vazquez
Luz Vazquez
President

TWINLAB CONSOLIDATION CORPORATION

By: /s/ Thomas A. Tolworthy
                  Thomas A. Tolworthy
                  President and CEO

EXHIBIT 99.2

FOR IMMEDIATE RELEASE

Media Contact:
Susan Fecko
Percepture
sfecko@percepture.com
303-449-8381

Twinlab Consolidation Corporation Completes Merger Into Twinlab Consolidated Holdings Inc.

Newly created, employee-owned TCC moves forward with its strategy as a leader in a new era in the supplement industry

NEW YORK – September 17, 2014 – As announced on August 11, 2014, Twinlab Consolidation Corporation (TCC) completed its first transaction with the acquisition of Twinlab Corporation. Today, TCC announces the successful completion of its merger into Twinlab Consolidated Holdings Inc. (Symbol: TLCC), resulting in TCC becoming a wholly-owned subsidiary of TLCC.

TCC with its merger into Twinlab Consolidated Holdings (TCH), creates a platform that will enable the company to emerge as a leader in the nutritional supplement industry and realize its vision for accretive growth through the expansion of its brand portfolio. Building on its acquisition of Twinlab Corporation, TCC contemplates growth through further acquisitions as it leverages manufacturing and distribution efficiencies in a health and wellness industry poised for substantial growth over the next decade.

“Our team is excited by the merger of TCC into Twinlab Consolidated Holdings Inc. (TCH),” says Tom Tolworthy, CEO of TCH. “With our first steps complete in positioning the Company to meet the challenges of a changing health and wellness industry, we feel uniquely equipped to meet the ever-growing consumer expectations for efficacious, high quality and transparent health solutions,” adds Tolworthy.

As the Company evolves, it will influence positive change in the nutritional supplement industry and establish a level of accountability and trust that exceeds the growing expectations of health-conscious consumers. TCC strives to surpass the level of service customers expect and demand and assume a leadership position that places a priority on science and is an advocate to an industry committed to providing alternative healthy solutions in a world increasingly focused on living a healthier life.

Mr. Tolworthy further stated that TCH will timely file a report on Form 8-K (a “Super 8-K”) with details about the merger and the operations of the companies.

About Twinlab Consolidation Corporation

Twinlab Consolidation Corporation (TCC) is an industry-focused health and wellness company committed to developing top brands. TCC aligns the interest of all stakeholders and is committed to building a world class portfolio of products that are made in America using the finest ingredients from around the world. In addition to its namesake brand, Twinlab®, established in 1968, TCC also manufactures and sells other well-known category leaders including the Metabolife® line of diet and energy products; Fuel line of sports supplement products; Alvita® teas, established in 1922 as a single-herb tea line; Trigosamine® joint support products as well other health and wellness brands. Twinlab’s manufacturing facility in American Fork, Utah is an NSF GMP and NSF GMP for Sport certified facility. Visit www.twinlab.com for more information.

About Twinlab Consolidated Holdings, Inc.
Twinlab Consolidated Holdings, Inc. (TCH), a development stage company formed to design and develop a mobile beauty shopping tool application offered beauty product reviews, location-based coupons, and a platform for interaction with social networks specific to the products for Apple and Android platforms. With the completion of the merger, these operations shall cease.  TCH was formerly known as Mirror Me, Inc. and changed its name to Twinlab Consolidated Holdings, Inc. in August 2014. TCH was founded in 2013 and was based in San Diego, California.  With the completions of the merger, TCH’s headquarters has moved to TCC’s office in New York, New York.

Forward-Looking Statement: The statements in this press release, such as “accretive growth through the expansion of its brand portfolio,” “growth through further acquisitions,” and “a health and wellness industry poised for substantial growth over the next decade”, and any implied or perceived benefits from the Merger between TCH and TCC, and any other effects resulting from any of the above, are forward-looking statements. Such statements involve risks and uncertainties, including, but not limited to, our ability to complete closing conditions to the merger, and any other difficulties related to risks and effects of legal and administrative proceedings and governmental regulation, future financial and operational results, competition, general economic conditions, and the ability to manage and continue our growth.
Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents we file from time to time with the SEC. We undertake no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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